Exhibit 99.1

Letter of Transmittal

With Respect to Tender of

Any and All Outstanding 9.500% Senior Notes due 2018

(CUSIP Nos. 777779AA7 and U77785AA8)

In Exchange For

9.500% Senior Notes due 2018

(CUSIP No. 777779AC3)

of

ROSETTA RESOURCES INC.

Pursuant to the Prospectus dated             , 2010

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2010, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR THE EXPIRATION DATE.

The Exchange Agent is:

WELLS FARGO BANK, NATIONAL ASSOCIATION

For Delivery by Registered and Certified Mail: WELLS FARGO BANK, N.A. Corporate Trust Operations MAC N9303-121 PO Box 1517 Minneapolis, MN 55480	For Delivery by Regular Mail or Overnight Courier: WELLS FARGO BANK, N.A. Corporate Trust Operations MAC N9303-121 Sixth & Marquette Avenue Minneapolis, MN 55479

For Delivery in Person by Hand: WELLS FARGO BANK, N.A. 12th Floor - Northstar East Building Corporate Trust Operations 608 Second Avenue South Minneapolis, MN 55402

By Facsimile (for eligible institutions only): (612) 667-6282 Attention: Corporate Trust Operations	For Information or Confirmation by Telephone: (800) 344-5128

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges receipt of the Prospectus dated                     , 2010 (the “Prospectus”), of Rosetta Resources Inc., a Delaware corporation (the “Company”), and this Letter of Transmittal (the “Letter of Transmittal”), which together with the Prospectus constitutes the Company’s offer (the “Exchange Offer”) to exchange up to $200,000,000 aggregate principal amount of its 9.500% Senior Notes due 2018 (the “Exchange Notes”) for any and all of its outstanding 9.500% Senior Notes due 2018 (the “Private Notes”). Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

The undersigned hereby tenders the Private Notes described in the box entitled “Description of Private Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Private Notes (the “Holder”) and the undersigned represents that it has received from each beneficial owner of Private Notes (the “Beneficial Owners”) a duly completed and executed form of “Instruction to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL BEFORE CAREFULLY COMPLETING ANY BOX BELOW.

This Letter of Transmittal is to be used by a Holder if (i) certificates representing Private Notes are to be forwarded herewith and (ii) a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled “The Exchange Offer—Guaranteed Delivery Procedures.”

Holders that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender only through ATOP for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an agent’s message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an “Agent’s Message”) to the Exchange Agent for its acceptance. Transmission of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

Any Beneficial Owner whose Private Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee or custodian and who wishes to tender should contact such Holder promptly and instruct such Holder to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Private Notes, either make appropriate arrangements to register ownership of the Private Notes in such Beneficial Owner’s name or obtain a properly completed bond power from the Holder. The transfer of record ownership may take considerable time.

In order to properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled “Description of Private Notes,” (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions and (iii) sign the Letter of Transmittal by completing the box entitled “Sign Here To Tender Your Private Notes.” In addition, each Holder should complete the attached Subsitute Form W-9 or other applicable form to avoid backup withholding on any reportable payments made by the Company through the Exchange Agent. Each Holder should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

Holders of Private Notes who desire to tender their Private Notes for exchange and (i) whose Private Notes are not immediately available or (ii) who cannot deliver their Private Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, must tender the Private Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Guaranteed Delivery Procedures.” See Instruction 2.

Holders of Private Notes who wish to tender their Private Notes for exchange must complete columns (1) through (3) in the box below entitled “Description of Private Notes,” and sign the box below entitled “Sign

Here To Tender Your Private Notes.” If only those columns are completed, such Holder will have tendered for exchange all Private Notes listed in column (3) below. If the Holder wishes to tender for exchange less than all of such Private Notes, column (4) must be completed in full. In such case, such Holder should refer to Instruction 5.

The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all Private Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to such Exchange Offer.

The undersigned hereby tenders for exchange the Private Notes described in the box entitled “Description of Private Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF PRIVATE NOTES
(1) Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	(2) Certificate Number(s)	(3) Aggregate Principal Amount Represented by Certificate(s)(A)	(4) Principal Amount Tendered for Exchange(B)

Total Principal Amounts of Notes

(A)   Unless indicated in this column, any tendering Holder will be deemed to have tendered the entire aggregate principal amount represented by the Private Notes indicated in the column labeled “Aggregate Principal Amount Represented by Certificate(s).” See Instruction 5.

(B)   The minimum permitted tender is $2,000 in principal amount of Private Notes. All other tenders must be in integral multiples of $1,000.

☐	CHECK HERE IF TENDERED PRIVATE NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s): _____________________________________________________

Date of Execution of Notice of Guaranteed Delivery: _____________________________________

Window Ticket Number (if any): _____________________________________________________

Name of Institution that Guaranteed Delivery: ___________________________________________

Only Holders are entitled to tender their Private Notes for exchange in the Exchange Offer. Any financial institution that is a participant in DTC’s system and whose name appears on a security position listing as the record owner of the Private Notes and who wishes to make book-entry delivery of Private Notes as described above must complete and execute a participant’s letter (which will be distributed to participants by DTC) instructing DTC’s nominee to tender such Private Notes for exchange. Persons who are Beneficial Owners of Private Notes but are not Holders and who seek to tender Private Notes should (i) contact the Holder and instruct such Holder to tender on his or her behalf, (ii) obtain and include with this Letter of Transmittal Private Notes properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, with signatures on the endorsement or bond power guaranteed by a firm that is an eligible guarantor institution within the meaning of Rule 17Ad-15 under the Exchange Act, including a firm that is a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, a commercial bank or trading company having an office in the United States or certain other eligible guarantors (each, an “Eligible Institution”), or (iii) effect a record transfer of such Private Notes from the Holder to such Beneficial Owner and comply with the requirements applicable to Holders for tendering Private Notes prior to the Expiration Date. See the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering.”

☐	CHECK HERE AND FILL IN YOUR NAME AND ADDRESS BELOW IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

SPECIAL ISSUANCE INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS

(See instructions 1, 6, 7 and 8)	(See instructions 1, 6, 7 and 8)

To be completed ONLY (i) if the Exchange Notes issued in exchange for the Private Notes, certificates for Private Notes in a principal amount not exchanged for Exchange Notes, or Private Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned or (ii) if Private Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC.	To be completed ONLY (i) if the Exchange Notes issued in exchange for Private Notes, certificates for Private Notes in a principal amount not exchanged for Exchange Notes, or Private Notes (if any) not tendered for exchange, are to be mailed or delivered (i) to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned’s signature.

Issue to:	Mail or deliver to:

Name _____________________________________ (Please Type or Print)	Name _____________________________________ (Please Type or Print)

Address ___________________________________ ___________________________________ (Include Zip Code) ___________________________________ (Tax Identification or Social Security Number)	Address ___________________________________ ___________________________________ (Include Zip Code) ___________________________________ (Tax Identification or Social Security Number)

Credit Private Notes not exchanged and delivered by book-entry transfer to DTC account set forth below: ___________________________________ (Account Number)

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the Private Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Private Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the Private Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such Holder with respect to such Private Notes, with full power of substitution to (i) deliver certificates representing such Private Notes, or transfer ownership of such Private Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) present and deliver such Private Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Private Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Private Notes and that when such Private Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned further warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Private Notes tendered for exchange hereby. The undersigned further agrees that acceptance of any and all validly tendered Private Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement.

By tendering, the undersigned hereby further represents to the Company that (i) the Exchange Notes to be acquired by the undersigned in exchange for the Private Notes tendered hereby and any Beneficial Owner(s) of such Private Notes in connection with the Exchange Offer will be acquired by the undersigned and such Beneficial Owner(s) in the ordinary course of their respective businesses, (ii) neither the undersigned nor any Beneficial Owner has any arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the Securities Act and, at the time of consummation of the Exchange Offer, neither the undersigned nor any Beneficial Owner will have any such arrangement or understanding, and if such person is not a broker-dealer, such person is not engaged in, and does not intend to engage in, the distribution of Exchange Notes, (iii) the undersigned and each Beneficial Owner acknowledge and agree that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of Section 10 of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission set forth in certain no-action letters, (iv) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in clause (iii) above and any resales of Exchange Notes obtained by the undersigned in exchange for the Private Notes acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K under the Securities Act; (v) neither the undersigned nor any Beneficial Owner is an “affiliate,” as defined under Rule 405 under the Securities Act, of the Company or any of its subsidiaries and (vi) neither the undersigned nor any Beneficial Owner is acting on behalf of any persons or entities who could not truthfully make the foregoing representations.

If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Private Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of Section 10 of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to the Private Notes acquired other than as a result of market-making activities or other trading activities.

For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Private Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Private Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See “The Exchange Offer—Withdrawal Rights” in the Prospectus. Any Private Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled “Special Delivery Instructions” as promptly as practicable after the Expiration Date.

The undersigned acknowledges that the Company’s acceptance of Private Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated in the box entitled “Special Issuance Instructions,” please return any Private Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail any certificates for Private Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Private Notes accepted for exchange in the name(s) of, and return any Private Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Private Notes from the name of the Holder(s) thereof if the Company does not accept for exchange any of the Private Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Private Note(s).

In order to validly tender Private Notes for exchange, Holders must complete, execute, and deliver this Letter of Transmittal.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Private Notes is irrevocable.

SIGN HERE TO TENDER YOUR PRIVATE NOTES
X
X

(Signature(s) of Owner(s))

Dated: ___________________, 2010

Must be signed by the Holder(s) exactly as name(s) appear(s) on certificate(s) representing the Private Notes or on a security position listing or by person(s) authorized to become registered Private Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6.)

Name(s):

(Please Type or Print)

Capacity (full title):

Address:
(Include Zip Code)

Principal place of business (if different from address listed above):

Area Code and Telephone Number:	( )

Tax Identification or Social Security Nos.:	( )

GUARANTEE OF SIGNATURE(S) (SIGNATURES MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1.)

Authorized Signature:

Name and title:

(Please Type or Print)

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:	( )

Dated: ________________________, 2010

IMPORTANT: COMPLETE AND SIGN THE IRS FORM W-9 IN THIS LETTER OF TRANSMITTAL OR PROVIDE A FORM W-8, AS APPLICABLE.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is (1) a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an Eligible Institution that is a member of one of the following recognized Signature Guarantee Programs:

(a) The Securities Transfer Agents Medallion Program (STAMP);

(b) The New York Stock Exchange Medallion Signature Program (MSP); or

(c) The Stock Exchange Medallion Program (SEMP).

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the Holder(s) of the Private Notes tendered herewith and such Holder(s) have not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Private Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures must be guaranteed by an Eligible Institution.

2. Delivery of this Letter of Transmittal and Private Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by Holders if certificates representing Private Notes are to be forwarded herewith. All physically delivered Private Notes, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery of Private Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder. Except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service, properly insured. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. Neither this Letter of Transmittal nor any Private Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the above transactions for such Holders.

Holders of Private Notes who elect to tender Private Notes and (i) whose Private Notes are not immediately available or (ii) who cannot deliver the Private Notes, this Letter of Transmittal or other required documents to the Exchange Agent prior to the Expiration Date must tender their Private Notes according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if:

(a) such tender is made through an Eligible Institution;

(b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the Holder, the certificate number(s) of such Private Notes and the principal amount of Private Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing such Private Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and

(c) a properly executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) for all tendered Private Notes in proper form for transfer or a Book-Entry Confirmation, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive notice of the acceptance of their Private Notes for exchange.

3. Inadequate Space. If the space provided in the box entitled “Description of Private Notes” above is inadequate, the certificate numbers and principal amounts of the Private Notes being tendered should be listed on a separate signed schedule affixed hereto.

4. Withdrawals. A tender of Private Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date by delivery of written notice of withdrawal (or facsimile thereof) to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Private Notes must (i) specify the name of the person who tendered the Private Notes to be withdrawn (the “Depositor”), (ii) identify the Private Notes to be withdrawn (including the certificate number(s) and aggregate principal amount of such Private Notes), and (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Private Notes were tendered (including any required signature guarantees). All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, whose determination shall be final and binding on all parties. Any Private Notes so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Private Notes so withdrawn are validly retendered. Properly withdrawn Private Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering” at any time prior to the Expiration Date.

5. Partial Tenders. Tenders of Private Notes will be accepted only in denominations of $2,000 and in integral multiples of $1,000 principal amount in excess thereof. If a tender for exchange is to be made with respect to less than the entire principal amount of any Private Notes, fill in the principal amount of Private Notes which are tendered for exchange in column (4) of the box entitled “Description of Private Notes,” as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Private Notes, will be sent to the Holders unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

6. Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements.

(a) The signature(s) of the Holder on this Letter of Transmittal must correspond with the name(s) as written on the face of the Private Notes without alteration, enlargement or any change whatsoever.

(b) If tendered Private Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c) If any tendered Private Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

(d) When this Letter of Transmittal is signed by the Holder listed and transmitted hereby, no endorsements of Private Notes or bond powers are required. If, however, Private Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the Holder, then the Private Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Company, in either case signed exactly as the name(s) of the Holder(s) appear(s) on the Private Notes. Signatures on such Private Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

(e) If this Letter of Transmittal or Private Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

(f) If this Letter of Transmittal is signed by a person other than the Holder listed, the Private Notes must be endorsed or accompanied by a properly completed bond power, in either case signed by such Holder exactly as the name(s) of the Holder appear(s) on the certificates. Signatures on such Private Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the exchange of Private Notes pursuant to the Exchange Offer. If, however, a Holder instructs us to register Exchange Notes in the name of, or requests that Private Notes not tendered or not accepted be returned to, a person other than such Holder, or if a transfer tax is imposed for any reason other than the exchange of Private Notes pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of any such transfer taxes will be billed directly to such tendering Holder.

8. Special Issuance and Delivery Instructions. If the Exchange Notes are to be issued, or if any Private Notes not tendered for exchange are to be issued or sent to someone other than the Holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Private Notes tendering Private Notes by book-entry transfer may request that Private Notes not accepted be credited to such account maintained at DTC as such Holder may designate.

9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Private Notes will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all Private Notes not properly tendered or any Private Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Private Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Private Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Private Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Private Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Private Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

10. Waiver of Conditions. The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under “The Exchange Offer—Conditions to the Exchange Offer” in the Prospectus in the case of any Private Notes tendered (except as otherwise provided in the Prospectus).

11. Mutilated, Lost, Stolen or Destroyed Private Notes. Any tendering Holder whose Private Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated herein for further instructions.

12. Requests for Information or Additional Copies. Requests for information, questions related to the procedures for tendering or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

IMPORTANT: This Letter of Transmittal (or a facsimile thereof) together with certificates, or confirmation of book-entry or the Notice of Guaranteed Delivery, and all other required documents must be received by the Exchange Agent prior the Expiration Date.

IMPORTANT INFORMATION

Under current federal income tax law, “reportable payments” may be subject to backup withholding unless the payee provides the payor with either (i) such payee’s correct taxpayer identification number (“TIN”) on IRS Form W-9 (or substitute form attached hereto), certifying that the TIN provided on IRS Form W-9 is correct (or that such payee is awaiting a TIN) and that (A) such payee is exempt from backup withholding, (B) the payee has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (C) the Internal Revenue Service has notified the payee that he or she is no longer subject to backup withholding; or (ii) another adequate basis for exemption from backup withholding. If a Holder is an individual, the TIN generally is such Holder’s social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the Holder may be subject to certain penalties imposed by the Internal Revenue Service.

If the Holder tendering outstanding Private Notes is a United States person and does not have a taxpayer identification number, such holder should consult the Guidelines for Certification of Taxpayer Identification Number on IRS Form W-9 (the “Guidelines”) for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the Substitute Form W-9, check the box in Part 3 for “Awaiting TIN” and sign and date the Substitute Form W-9 and the Certification of Awaiting Taxpayer Identification Number set forth herein. If the Holder tendering outstanding notes does not provide such Holder’s TIN to the Exchange Agent within 60 days, backup withholding will apply to any reportable payments to the Holder until such Holder furnishes such Holder’s TIN to the Exchange Agent. Note: Writing “Applied For” on the form means that the Holder tendering outstanding notes has already applied for a TIN or that such Holder intends to apply for one in the near future.

Certain Holders (including, among others, certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9 by checking the box in Part 4 labeled “Exempt from backup withholding.” A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the Holder’s exempt status. See the enclosed Guidelines for additional instructions.

If backup withholding applies, the Company is required to withhold (currently at a 28% rate) from any payment made to the Holder. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Private Notes. If the Private Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

Rosetta Resources Inc. reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

PAYER’S NAME: ROSETTA RESOURCES INC.

SUBSTITUTE Form W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
Social Security Number(s)
OR

Employer Identification Number(s)

Department of the Treasury Internal Revenue Service

Part 2—

Certification—Under Penalties of Perjury, I certify that:

(1)    The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued for me), and

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Part 3— Awaiting TIN ☐

Part 4—
Exempt from backup withholding ☐

Payer’s Request for Taxpayer Identification Number (“TIN”) and Certifications	Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
Name
Address
(include zip code)
	SIGNATURE	DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENT PAID TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer.

SIGNATURE	DATE

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR.—Social Security numbers have nine digits separated by two hyphens, e.g., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen, e.g., 00-0000000. The table below will help determine the number to give the payor.

For this type of account:		Give the name* and SOCIAL SECURITY number of—	For this type of account:		Give the name and EMPLOYER IDENTIFICATION number of—
1.	An individual’s account	The individual	6.	A valid trust, estate, or pension trust	The legal entity (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. A revocable savings trust account (in which grantor is also trustee)	The grantor-trustee(1)	7.	Corporate (or LLC electing corporate status on Form 8832) account	The corporation

	b. Any “trust” account that is not a legal or valid trust under state law	The actual owner(1)	8.	Religious, charitable, or educational organization account	The organization

5.	Sole proprietorship or single-owner LLC account	The owner(3)	9.	Partnership or multi-member LLC	The partnership

			10.	Association, club, or other tax-exempt organization	The organization

			11.	A broker or registered nominee	The broker or nominee

			12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

*	If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Show the individual name of the owner. If the owner does not have an employer identification number, furnish the owner’s social security number.
(4)	List first and circle the name of the legal trust, estate or pension trust.

NOTE:     If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number (or “TIN”) or you do not know your number, obtain form SS-5, Application for a Social Security Number Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), Form W-7 for International Taxpayer Identification Number (for alien individuals required to file U.S. tax returns). You may obtain Form SS-5 from your local Social Security Administration Office and Forms SS-4 and W-7 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS’s Internet Web Site at www.irs.gov.

To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write “Applied For” in the space provided for the TIN in Part 1, check the box in Part 3 titled “Awaiting TIN”, sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the payor does not receive your TIN within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your TIN to the payor. Note: Checking the box titled “Awaiting TIN” means that you have already applied for a TIN OR that you intend to apply for one soon.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:*

•	An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

•	A foreign government or a political subdivision, agency or instrumentality thereof.

•	An international organization or any agency or instrumentality thereof.

Payees that may be exempt from backup withholding include the following:

•	A corporation;

•	A foreign central bank of issue;

•	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States;

•	A futures commission merchant registered with the Commodity Futures Trading Commission;

•	A real estate investment trust

•	An entity registered at all times during the tax year under the Investment Company Act of 1940;

•	A common trust fund operated by a bank under section 584(a);

•	A financial institution

•	A middleman known in the investment community as a nominee or custodian; or

•	A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

*	Unless otherwise noted herein, all references below to section numbers or to regulations are references to the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if (i) this interest is $600 or more, (ii) the interest is paid in the course of the payor’s trade or business and (iii) you have not provided your correct taxpayer identification number to the payor.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX IN PART 4 labeled “Exempt from backup withholding,” SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6045, 6050A and 6050N.

Privacy Act Notices. Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends and certain other payments. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS also may provide this information to the Department of Justice for civil and criminal litigation, and to cities, states and the District of Columbia to carry out their tax laws.

You must provide your TIN to the payor whether or not you are required to file a tax return. Payors must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payor. Certain penalties also may apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Statements With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. —If you falsify certifications or affirmations, you are subject to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.